Quarterly Holdings Report
for
Fidelity® Environmental Bond Fund
May 31, 2023
ENB-NPRT3-0723
1.9901921.101
Nonconvertible Bonds - 38.3%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.3%
NBN Co. Ltd. 4.125% 3/15/29 (Reg. S)	EUR	100,000	108,039
NTT Finance Corp. 4.372% 7/27/27 (b)		100,000	98,924
TELUS Corp. 3.4% 5/13/32		200,000	174,417
Verizon Communications, Inc.:
3.875% 2/8/29		300,000	283,665
5.05% 5/9/33		100,000	98,974
			764,019
Media - 0.2%
Comcast Corp. 4.65% 2/15/33		50,000	49,716
TOTAL COMMUNICATION SERVICES			813,735
CONSUMER DISCRETIONARY - 1.6%
Automobile Components - 0.3%
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	100,000	93,022
Automobiles - 0.8%
Ford Motor Co. 3.25% 2/12/32		100,000	75,988
General Motors Co. 5.4% 10/15/29		200,000	195,825
			271,813
Household Durables - 0.2%
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	100,000	82,645
Textiles, Apparel & Luxury Goods - 0.3%
AXA Logistics Europe Master SCA 0.375% 11/15/26 (Reg. S)	EUR	100,000	90,107
TOTAL CONSUMER DISCRETIONARY			537,587
CONSUMER STAPLES - 2.2%
Beverages - 0.3%
PepsiCo, Inc. 3.9% 7/18/32		100,000	96,746
Consumer Staples Distribution & Retail - 0.8%
Walmart, Inc. 1.8% 9/22/31		300,000	250,094
Food Products - 1.1%
General Mills, Inc. 2.25% 10/14/31		450,000	370,816
TOTAL CONSUMER STAPLES			717,656
FINANCIALS - 12.5%
Banks - 6.4%
ABN AMRO Bank NV 2.47% 12/13/29 (b)(c)		200,000	168,896
AIB Group PLC 2.875% 5/30/31 (Reg. S) (c)	EUR	125,000	121,303
Bank of America Corp. 6.204% 11/10/28 (c)		140,000	144,799
Bank of Ireland Group PLC 0.375% 5/10/27 (Reg. S) (c)	EUR	155,000	147,430
Bank of Nova Scotia 0.65% 7/31/24		250,000	235,953
BNP Paribas SA 0.5% 5/30/28 (Reg. S) (c)	EUR	100,000	92,561
BPCE SA 0.5% 1/14/28 (Reg. S) (c)	EUR	100,000	92,830
CaixaBank SA 1.25% 6/18/31 (Reg. S) (c)	EUR	100,000	93,636
Canadian Imperial Bank of Commerce 0.95% 10/23/25		325,000	293,988
Danske Bank A/S 0.75% 6/9/29 (Reg. S) (c)	EUR	100,000	88,948
DNB Bank ASA 4% 3/14/29 (Reg. S) (c)	EUR	100,000	107,931
Fifth Third Bancorp 1.707% 11/1/27 (c)		200,000	171,491
ING Groep NV 0.875% 6/9/32 (Reg. S) (c)	EUR	100,000	91,240
PNC Financial Services Group, Inc. 4.758% 1/26/27 (c)		100,000	98,719
Santander Holdings U.S.A., Inc. 5.807% 9/9/26 (c)		43,000	42,434
Wells Fargo & Co. 4.54% 8/15/26 (c)		100,000	98,294
			2,090,453
Capital Markets - 1.7%
Deutsche Bank AG 3.25% 5/24/28 (Reg. S) (c)	EUR	100,000	98,669
S&P Global, Inc. 2.7% 3/1/29		400,000	361,956
State Street Corp. 5.751% 11/4/26 (c)		100,000	101,167
			561,792
Financial Services - 1.5%
ACEF Holding SCA 1.25% 4/26/30 (Reg. S)	EUR	100,000	78,432
CBRE Global Investors Pan European Core Fund 0.9% 10/12/29 (Reg. S)	EUR	100,000	77,107
Rexford Industrial Realty LP 2.15% 9/1/31		314,000	246,241
VMED O2 UK Financing I PLC 4.75% 7/15/31 (b)		100,000	82,231
			484,011
Insurance - 2.9%
Metropolitan Life Global Funding I 0.95% 7/2/25 (b)		250,000	228,564
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 5.875% 5/23/42 (b)(c)		200,000	201,250
Pacific Life Global Funding II 1.375% 4/14/26 (b)		250,000	225,306
Prudential Financial, Inc. 1.5% 3/10/26		325,000	298,482
			953,602
TOTAL FINANCIALS			4,089,858
HEALTH CARE - 1.0%
Health Care Providers & Services - 0.2%
Kaiser Foundation Hospitals 3.15% 5/1/27		50,000	47,235
Pharmaceuticals - 0.8%
Merck & Co., Inc. 1.9% 12/10/28		300,000	264,082
TOTAL HEALTH CARE			311,317
INDUSTRIALS - 0.6%
Electrical Equipment - 0.3%
Vestas Wind Systems A/S 4.125% 6/15/26 (Reg. S)	EUR	100,000	107,970
Transportation Infrastructure - 0.3%
Holding d'Infrastructures et des Metiers de l'Environnement 0.125% 9/16/25 (Reg. S)	EUR	100,000	96,459
TOTAL INDUSTRIALS			204,429
INFORMATION TECHNOLOGY - 2.9%
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc. 1.7% 10/1/28		300,000	261,036
Micron Technology, Inc. 2.703% 4/15/32		200,000	157,799
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.5% 5/11/31		100,000	81,175
5% 1/15/33		200,000	191,680
			691,690
Software - 0.8%
Autodesk, Inc. 2.4% 12/15/31		300,000	246,406
TOTAL INFORMATION TECHNOLOGY			938,096
MATERIALS - 0.9%
Chemicals - 0.9%
Air Products & Chemicals, Inc. 4.8% 3/3/33		100,000	101,820
Evonik Industries AG 1.375% 9/2/81 (Reg. S) (c)	EUR	100,000	89,478
LYB International Finance III LLC 5.625% 5/15/33		100,000	99,926
			291,224
REAL ESTATE - 2.2%
Equity Real Estate Investment Trusts (REITs) - 1.6%
Boston Properties, Inc. 6.75% 12/1/27		22,000	22,022
Hudson Pacific Properties LP 5.95% 2/15/28		151,000	119,390
UDR, Inc. 1.9% 3/15/33		375,000	276,196
WP Carey, Inc. 2.45% 2/1/32		150,000	117,288
			534,896
Real Estate Management & Development - 0.6%
Blackstone Property Partners Europe LP 1.625% 4/20/30 (Reg. S)	EUR	100,000	75,145
Lend Lease Finance Ltd. 3.4% 10/27/27 (Reg. S)	AUD	30,000	17,475
P3 Group SARL 0.875% 1/26/26 (Reg. S)	EUR	100,000	93,390
			186,010
TOTAL REAL ESTATE			720,906
UTILITIES - 11.9%
Electric Utilities - 9.1%
CenterPoint Energy Houston Electric LLC 5.3% 4/1/53		100,000	101,479
Clearway Energy Operating LLC 3.75% 1/15/32 (b)		50,000	41,214
EnBW Energie Baden-Wuerttemberg AG 1.875% 6/29/80 (Reg. S) (c)	EUR	100,000	94,899
ENEL Finance International NV 1.375% 7/12/26 (b)		600,000	532,859
Energias de Portugal SA 1.7% 7/20/80 (Reg. S) (c)	EUR	100,000	97,377
Northern States Power Co. 2.25% 4/1/31		500,000	420,756
NSTAR Electric Co. 4.95% 9/15/52		400,000	384,115
Oncor Electric Delivery Co. LLC 4.15% 6/1/32		100,000	95,535
PacifiCorp 5.5% 5/15/54		50,000	50,516
Public Service Co. of Colorado:
2.7% 1/15/51		300,000	194,286
3.7% 6/15/28		325,000	313,462
Public Service Electric & Gas Co. 4.65% 3/15/33		100,000	98,962
Puget Sound Energy, Inc. 5.448% 6/1/53		100,000	100,038
Wisconsin Electric Power Co. 4.75% 9/30/32		400,000	394,297
Wisconsin Power & Light Co. 4.95% 4/1/33		50,000	49,953
			2,969,748
Independent Power and Renewable Electricity Producers - 1.9%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)		100,000	89,468
RWE AG 2.125% 5/24/26 (Reg. S)	EUR	100,000	102,256
The AES Corp.:
2.45% 1/15/31		400,000	320,165
5.45% 6/1/28		100,000	98,723
			610,612
Multi-Utilities - 0.9%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30		325,000	296,320
TOTAL UTILITIES			3,876,680
TOTAL NONCONVERTIBLE BONDS (Cost $13,737,716)			12,501,488

U.S. Government and Government Agency Obligations - 42.8%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.5%
Tennessee Valley Authority 1.5% 9/15/31	200,000	163,195
U.S. Treasury Obligations - 42.3%
U.S. Treasury Bonds:
1.875% 11/15/51	750,000	493,477
2% 11/15/41 (d)	2,820,000	2,072,259
2.25% 2/15/52	170,000	122,613
2.875% 5/15/52	1,030,000	852,888
3% 8/15/52	385,000	327,205
3.625% 2/15/53	100,000	96,047
3.625% 5/15/53	335,000	322,333
U.S. Treasury Notes:
0.25% 6/15/24 (d)	150,000	142,594
2.75% 8/15/32	840,000	781,102
2.875% 5/15/32	70,000	65,852
3% 7/15/25	1,375,000	1,337,295
3.25% 6/30/27	1,570,000	1,531,915
3.5% 1/31/28	48,000	47,348
3.5% 2/15/33	2,475,000	2,445,603
3.75% 4/15/26	500,000	495,625
3.875% 3/31/25	800,000	790,750
3.875% 4/30/25	1,150,000	1,137,467
4% 2/15/26	400,000	398,688
4.375% 10/31/24	375,000	372,598
TOTAL U.S. TREASURY OBLIGATIONS		13,833,659
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $15,231,731)		13,996,854

U.S. Government Agency - Mortgage Securities - 11.6%
	Principal Amount (a)	Value ($)
Fannie Mae - 4.2%
2% 6/1/36 to 11/1/41	383,342	334,417
3% 1/1/52	969,445	859,880
4.5% 12/1/52	198,379	192,228
TOTAL FANNIE MAE		1,386,525
Freddie Mac - 7.1%
2% 4/1/51 to 3/1/52	798,161	656,876
2.5% 2/1/52 to 3/1/52	1,331,301	1,137,834
3.5% 6/1/52	99,105	91,004
4% 12/1/52	198,731	187,902
1.5% 12/1/31	254,314	232,435
TOTAL FREDDIE MAC		2,306,051
Uniform Mortgage Backed Securities - 0.3%
5% 6/1/53 (e)	100,000	98,488
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $4,124,270)		3,791,064

Asset-Backed Securities - 2.2%
	Principal Amount (a)	Value ($)
GoodLeap Sustainable Home Solutions Trust Series 2021-5CS Class A, 2.31% 10/20/48 (b)	332,047	257,730
Hertz Vehicle Financing III LLC Series 2023-1A Class A, 5.49% 6/25/27 (b)	100,000	99,805
Sunnova Helios Viii Issuer LLC Series 2022-A Class A, 2.79% 2/22/49 (b)	229,263	197,823
Sunrun Callisto Issuer, LLC Series 2021-2A Class A, 2.27% 1/30/57 (b)	185,270	147,858
TOTAL ASSET-BACKED SECURITIES (Cost $843,468)		703,216

Commercial Mortgage Securities - 1.5%
	Principal Amount (a)	Value ($)
Freddie Mac sequential payer:
Series 2020-KG03 Class A2, 1.297% 6/25/30	160,000	131,142
Series 2022-KG07 Class A2, 3.123% 8/25/32	200,000	181,144
Series 2022-KSG4 Class A2, 3.4% 8/25/32 (c)	200,000	184,992
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $542,069)		497,278

Foreign Government and Government Agency Obligations - 1.3%
		Principal Amount (a)	Value ($)
German Federal Republic 0% 8/15/31(Reg. S) (d)	EUR	341,000	305,240
Uruguay Republic 5.75% 10/28/34		100,000	109,175
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $402,140)			414,415

Preferred Securities - 0.9%
		Principal Amount (a)	Value ($)
UTILITIES - 0.9%
Electric Utilities - 0.9%
Iberdrola International BV 3.25% (Reg. S) (c)(f)	EUR	100,000	103,416
ORSTED A/S 2.25% (Reg. S) (c)(f)	EUR	100,000	101,595
Terna - Rete Elettrica Nazionale 2.375% (Reg. S) (c)(f)	EUR	100,000	90,322
TOTAL PREFERRED SECURITIES (Cost $365,177)			295,333

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (g) (Cost $408,731)	408,649	408,731

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $35,655,302)	32,608,379
NET OTHER ASSETS (LIABILITIES) - 0.2%	60,886
NET ASSETS - 100.0%	32,669,265

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	3	Sep 2023	327,234	(404)	(404)

Sold

Bond Index Contracts
Eurex Deutschland	13	Sep 2023	1,470,443	(187)	(187)
Eurex Euro-Bobl Contracts (Germany)	9	Jun 2023	1,136,519	(27,205)	(27,205)
Eurex Euro-Bund Contracts (Germany)	2	Sep 2023	289,287	(66)	(66)

TOTAL SOLD					(27,458)

TOTAL FUTURES CONTRACTS					(27,862)
The notional amount of futures purchased as a percentage of Net Assets is 1.0%
The notional amount of futures sold as a percentage of Net Assets is 8.9%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	12,795	EUR	12,000	BNP Paribas S.A.	6/02/23	(32)
EUR	3,000	USD	3,266	BNP Paribas S.A.	6/21/23	(55)
EUR	2,000	USD	2,160	BNP Paribas S.A.	6/21/23	(20)
EUR	2,000	USD	2,149	BNP Paribas S.A.	6/21/23	(8)
EUR	3,000	USD	3,305	Bank of America, N.A.	6/21/23	(94)
EUR	2,000	USD	2,178	Bank of America, N.A.	6/21/23	(38)
EUR	2,000	USD	2,146	Bank of America, N.A.	6/21/23	(6)
EUR	5,000	USD	5,415	Brown Brothers Harriman & Co	6/21/23	(64)
EUR	4,000	USD	4,300	Brown Brothers Harriman & Co	6/21/23	(19)
EUR	3,000	USD	3,252	Canadian Imperial Bk. of Comm.	6/21/23	(42)
EUR	10,000	USD	10,982	JPMorgan Chase Bank, N.A.	6/21/23	(281)
EUR	2,000	USD	2,159	JPMorgan Chase Bank, N.A.	6/21/23	(18)
EUR	5,000	USD	5,388	JPMorgan Chase Bank, N.A.	6/21/23	(37)
GBP	2,000	USD	2,474	BNP Paribas S.A.	6/21/23	15
USD	18,784	AUD	28,000	Brown Brothers Harriman & Co	6/21/23	558
USD	2,822,081	EUR	2,576,000	Bank of America, N.A.	6/21/23	65,459
USD	5,531	EUR	5,000	Brown Brothers Harriman & Co	6/21/23	181
USD	5,470	EUR	5,000	Brown Brothers Harriman & Co	6/21/23	119
USD	2,164	EUR	2,000	Brown Brothers Harriman & Co	6/21/23	23
USD	7,620	EUR	7,000	Citibank, N. A.	6/21/23	129
USD	6,596	EUR	6,000	JPMorgan Chase Bank, N.A.	6/21/23	176
USD	11,029	EUR	10,000	JPMorgan Chase Bank, N.A.	6/21/23	328
USD	3,319	EUR	3,000	JPMorgan Chase Bank, N.A.	6/21/23	109
USD	5,511	EUR	5,000	JPMorgan Chase Bank, N.A.	6/21/23	160
USD	7,751	EUR	7,000	Royal Bank of Canada	6/21/23	260
USD	99,017	GBP	80,000	Bank of America, N.A.	6/21/23	(541)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						66,262

Unrealized Appreciation						67,517
Unrealized Depreciation						(1,255)

Currency Abbreviations
AUD	-	Australian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,371,928 or 7.3% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $132,754.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	1,783,992	11,224,582	12,599,843	35,708	-	-	408,731	0.0%
Total	1,783,992	11,224,582	12,599,843	35,708	-	-	408,731

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. U.S. Government Agency - Mortgage Securities, Asset-Backed Securities and Commercial Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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